Supplement, dated October 7, 2008,
                      to the Prospectus, dated May 1, 2008,
                                       for
                           Tri-Continental Corporation

On October 7, 2008, Tri-Continental Corporation (the "Corporation") held a Special Meeting of Stockholders in Baltimore, Maryland (the "Meeting") and announced that Stockholders approved each of the Board's two recommendations. Stockholders approved a new investment management services agreement (the "New Agreement") between the Corporation and RiverSource Investments, LLC ("RiverSource"), a subsidiary of Ameriprise Financial, Inc. (Proposal 1), and elected ten new Directors to the Corporation's Board (Proposal 2).

The effectiveness of each of Proposal 1 and Proposal 2 are contingent on the closing of the acquisition of J. & W. Seligman & Co. Incorporated ("Seligman"), the Corporation's current manager, by RiverSource (the "Acquisition"). The Acquisition is expected to occur in the fourth quarter of 2008. If the Acquisition does not take place, then the New Agreement will not become effective and the current management agreement between the Corporation and Seligman will continue in effect.

Stockholders of the Corporation elected the following ten Directors to take office upon the closing of the Acquisition: Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott (collectively, the "New Directors"). Mses. Blatz, Carlton and Taunton-Rigby and Mr. Truscott have been elected to the class of Directors whose term will expire at the annual meeting to be held in 2009, Ms. Jones and Mr. Carlson have been elected to the class of Directors whose term will expire at the annual meeting to be held in 2010, and Mses. Flynn and Paglia and Messrs. Laikind and Lewis have been elected to the class of Directors whose term will expire at the annual meeting to be held in 2011, and (in each case) until their successors are elected and qualify. Messrs. Leroy C. Richie and John F. Maher will continue to serve as Directors of the Corporation after the Acquisition, which would result in an overall increase from ten Directors to 12 Directors of the Corporation. If the Acquisition does not take place for any reason, the size of the Board will not be increased, the New Directors will not serve as Directors of the Corporation, and the Directors of the Corporation serving prior to the election of the New Directors will continue to serve as Directors of the Corporation.